UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2007

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Westbrook Corporate Center, Suite 900, Westchester, IL 60154

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (708) 236-6600

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 30, 2007, Andrew Corporation (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2007.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01  Other Events.

See Item 2.02 above.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Press release dated October 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2007	ANDREW CORPORATION

	By:	/s/ Marty R. Kittrell
Marty R. Kittrell
Executive Vice President and Chief Financial Officer